UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  June 3, 2016

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GYRODYNE, LLC

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 (Exact name of Registrant as Specified in its Charter)

New York	001-37547	46-3838291
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD

SUITE 24

ST. JAMES, NEW YORK 11780

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 (Address of principal executive

offices) (Zip Code)

(631) 584-5400

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Registrant’s telephone number,

including area code

N/A

__________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

Peter Pitsiokos, the Chief Operating Officer of Gyrodyne, LLC (the “Company”), gave a land development presentation to the Company’s shareholders at its 2016 Annual Shareholders Meeting held on June 3, 2016 (the “2016 Annual Meeting“).  A proposed site plan with respect to the Company’s Cortlandt Manor property is attached hereto as Exhibit 99.1, which is incorporated herein by reference. There can be no assurance that the site plan, or any portion thereof, will be approved by the Town of Cortlandt Manor or any other applicable authorities for the ultimate developer of the property.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 8.01     Other Events

The Company also announced at the 2016 Annual Meeting the consummation on June 1, 2016 of the sale of an additional building in its Port Jefferson Professional Park, 8 Medical Drive, by its wholly-owned subsidiary GSD Port Jefferson, LLC for $820,000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1       Presentation Materials

Forward-Looking Statement Safe Harbor

The statements made in this report that are not historical facts constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as "may," "will," "anticipates," "expects," "projects," "estimates," "believes," "seeks," "could," "should," or "continue," the negative thereof, other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives. Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, risks inherent in the real estate markets of Suffolk County in New York and Fairfax County in Virginia and other risks detailed from time to time in the Company's SEC reports.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE, LLC

By:	/s/ Frederick C. Braun III
Frederick C. Braun III
President and Chief Executive Officer

 Date:  June 3, 2016